                                                                   EXHIBIT 17(B)

                               [PRELIMINARY COPY]
                                 EMERALD FUNDS
                                     PROXY
                                PRIME TRUST FUND

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Emerald Funds (the "Company") for use at a Special Meeting of Shareholders to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035 on May 10, 1996 at 10:00 A.M. Eastern Time.

    THE UNDERSIGNED HEREBY APPOINTS                         and
       , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest evidencing interests in the Company's Prime Trust Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following proposal and upon any other matter that may come before the Special Meeting.

    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED THEREON AND, IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL 1 AS STATED ON THE REVERSE SIDE.

                       / /       / /       / /
                       For     Against   Abstain

    To approve with respect to the Prime Trust Fund a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Company's Prime Trust Fund to the Company's Prime Fund in exchange for Emerald Shares of the Prime Fund, and a liquidating distribution of such shares to shareholders of the Prime Trust Fund.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before a Special Meeting or any adjournment thereof.

                                      Receipt  of Notice of  Special Meeting and
                                      Proxy Statement is hereby acknowledged.

                                      IMPORTANT:  Joint Tenants must EACH  sign.
                                      When   signing   as   attorney,   trustee,
                                      executor,   administrator,   guardian   or
                                      corporate officer, please give your FULL title.

                                      Dated: ____________________________ , 1996
                                      __________________________________________
                                        Sign here exactly as name(s) appear on
                                                         left

                               [PRELIMINARY COPY]
                                 EMERALD FUNDS
                                     PROXY
                              TREASURY TRUST FUND

    THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of Emerald Funds (the "Company") for use at a Special Meeting of Shareholders to be held at the Company's offices, 3435 Stelzer Road, Columbus, Ohio 43219-3035 on May 10, 1996 at 10:00 A.M. Eastern Time.

    THE  UNDERSIGNED HEREBY APPOINTS                         and
       , and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest evidencing interests in the Company's Treasury Trust Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following proposal and upon any other matter that may come before the Special Meeting.

    EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED THEREON AND, IN THE ABSENCE OF SPECIFICATION WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR PROPOSAL 1 AS STATED ON THE REVERSE SIDE.

                       / /       / /       / /
                       For     Against   Abstain

    To approve with respect to the Treasury Trust Fund a Plan of Reorganization and the transactions contemplated thereby, including the transfer of all of the assets and liabilities of the Company's Treasury Trust Fund to the Company's Treasury Fund in exchange for Emerald Shares of the Treasury Fund, and a liquidating distribution of such shares to shareholders of the Treasury Trust Fund.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before a Special Meeting or any adjournment thereof.

                                      Receipt of Notice  of Special Meeting  and
                                      Proxy Statement is hereby acknowledged.

                                      IMPORTANT:   Joint Tenants must EACH sign.
                                      When   signing   as   attorney,   trustee,
                                      executor,   administrator,   guardian   or
                                      corporate officer, please give your FULL title.

                                      Dated: ____________________________ , 1996
                                      __________________________________________
                                        Sign here exactly as name(s) appear on
                                                         left